UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 20, 2004

PINNACLE DATA SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Ohio	001-16103	31-1263732
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6600 Port Road, Groveport, Ohio	43125
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(614) 748-1150

NO CHANGE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition

On October 20, 2004, the Company issued a press release and other financial information regarding its third quarter results. The press release and other financial information are attached hereto as Exhibit 99.

ITEM 9.01 Financial Statements and Exhibits

(c) Exhibit index:

99	Press Release issued by Pinnacle Data Systems, Inc., dated October 20, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE DATA SYSTEMS, INC.

Date: October 20, 2004	By	/s/ Michael R. Sayre
Michael R. Sayre
Executive Vice President and Chief Financial Officer